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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              August 5, 2002
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                          LEGGETT & PLATT, INCORPORATED

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             (Exact name of registrant as specified in its charter)


         Missouri                         1-7845                      44-0324630
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 (State or other jurisdiction    (Commission File Number)          (IRS Employer
    of incorporation)                                        Identification No.)


         No. 1 Leggett Road, Carthage, MO                              64836
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code                417-358-8131
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                                       N/A

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         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure

        On August 5, 2002, Leggett & Platt, Incorporated submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

     A copy of each statement is attached hereto as Exhibits 99.1 and 99.2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LEGGETT & PLATT, INCORPORATED


Date: August 5, 2002                         By:/s/ Ernest C. Jett
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                                             Vice President, General Counsel and
                                             Secretary

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                                INDEX TO EXHIBITS


Exhibit No.                                          Description
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99.1                                        Statement Under Oath of Principal
                                            Executive Officer Regarding Facts
                                            and Circumstances Relating to
                                            Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to
                                            Exchange Act Filings